qualtricsaaXM

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Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are or will be included under the caption "Risk Factors" and elsewhere in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q that we file with the Securities and exchange Commission. Forward-looking statements speak only as of the date the statements are made and are based on information available to us at the time those statements are made and/or management's good faith belief as of that time with respect to future events. We assume no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we compete are necessarily subject to a high degree of uncertainty and risk. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products or services. To supplement our financial results, which are prepared and presented in accordance with U.S. generally accepted accounting principles ("GAAP"), we use certain non-GAAP financial measures, as described below, to understand and evaluate our core operating performance. These non-GAAP financial measures, which may be different than similarly-titled measures used by other companies, are presented to enhance investors' overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects, and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We are presenting these non-GAAP measures to assist investors in seeing our financial performance using a management view, and because we believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. You should consider non-GAAP results alongside other financial performance measures and results presented in accordance with GAAP. In addition, in evaluating non-GAAP results, you should be aware that in the future we will incur expenses such as those that are the subject of adjustments in deriving non-GAAP results and you should not infer from our non-GAAP results that our future results will not be affected by these expenses or any unusual or non-recurring items. Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, free cash flow, free cash flow margin: We define these non-GAAP financial measures as the respective GAAP measures, excluding equity and cash settled stock-based compensation expenses, amortization of acquired intangible assets, and the tax impact of the non-GAAP adjustments. When evaluating the performance of our business and making operating plans, we do not consider these items (for example, when considering the impact of equity award grants, we place a greater emphasis on overall stockholder dilution rather than the accounting charges associated with such grants). We believe it is useful to exclude these expenses in order to better understand the long-term performance of our core business and to facilitate comparison of our results to those of peer companies and over multiple periods.

qualtricsaaXM CLARABRIDGe July 29, 2021

The leader in experience Management The leader in omnichannel conversational analytics The gold standard in taking action on customer and employee feedback now includes the ability to listen to, analyze, and take action on anything customers and employees say about your company, wherever they say it.

qualtricsaaXM Clarabridge DIReCT FeeDBACK engage customers by proactively asking the right questions at the right time. WHATtmS HAPPeNING Advanced analysis on customer & employee feedback with IQa"c ReSPOND ReMARKABLY experience workflows to drive automated action on 1:1 feedback in real time INDIReCT FeeDBACK Tune into the conversations that people are already having with or about your company WHY ITtmS HAPPeNING Industry specific Natural Language Understanding (NLU) models to uncover intent, emotion, and effort in conversations OVeRHAUL PROCeSSeS Make system-wide changes that cut across functions and go beyond 1:1 issues

The most comprehensive solution for analyzing and taking action on a rapidly growing amount of unstructured experienced data QUALTRICS is #1 in collecting, analyzing, and taking action on structured experience data STRUCTUReD DATA 15% of data in the enterprise " growing at 22% UNSTRUCTUReD DATA 85% of data and the enterprise " growing at 55% CLARABRIDGe is #1 In unstructured experience data analytics

Accelerating penetration in large TAM $60B eXPeRIeNCe MANAGeMeNT TAM Increase win rate with comprehensive offering Significant value expansion for customers via new offerings Increase initial ASP with joint offering

qualtricsaaXM 4B+ USeR PROFILeS 1B+ WORKFLOWS eXeCUTeD BY CUSTOMeRS(1) 88B+ FeeDBACK ReCORDS PROCeSSeD(1) 13.5k+ CUSTOMeRS CLARABRIDGe 25B+ CONVeRSATIONS ANALYZeD(1) 150+ INDUSTRY NLU MODeLS ACROSS 23 LANGUAGeS 100%+ USAGe GROWTH eACH YeAR FOR 4 YeARS 400+ CUSTOMeRS (1) IN THe LAST 12 MONTHS

The Qualtrics platform/Defining the XM Category experience design design breakthrough products, services, cultures and brands Continuously improve each experience enter experience Improvement Uncover the products, services, and experiences that the market wants next. Decrease churn. Increased Customer Lifetime Value. Reduce cost to serve. Attract and retain talent. Increase engagement. Improved productivity. Acquire new customers. Increase market share. Improve awareness and perception. expert designed programs. White glove implementation and management. eNGAGe Ask customers and employees for feedback. Spot gaps and uncover opportunities. Take action and drive improvement Market research Research Design Testing & Optimization Sample Management Customer Care Digital experience On-site / In-store B2B account management Pricing & Packaging Product Market Fit Product Testing Product Satisfaction Culture & Development engagement Facilities & IT Onboarding & exit Brand Tracking Awareness & Perception Segmentation Ad Testing XM Program Design / Audit Culture & Compensation executive Reporting Advisory Services Listen & Remember Process & Understand Build a Culture of Action

PLATFORM eXPANSION ACROSS SIX PRODUCT LINeS experience design Design breakthrough products, services, cultures and brands Continuously improve each experience enter experience Improvement Uncover the products, services, and experiences that the market wants next. Decrease churn. Increased Customer Lifetime Value. Reduce cost to serve. Attract and retain talent. Increase engagement. Improved productivity. Acquire new customers. Increase market share. Improve awareness and perception. expert designed programs. White glove implementation and management. DISCOVeR Tune into every conversation happening about your company. Understand intent/emotion/effort, at scale. Overhaul and optimized products, processes, and services. CLARABRIDGe Market R&D Digital experience Design Returns/Claims Conttact Center Digital Optimization Location-based Reviews Product Quality Product Safety Competitive Intent Agent QM Agent Coaching Compliance Crisis Management Perception Brand Health Service Quality Improvement Digital Transformation Process/Product Improvement eNGAGe Ask customers and employees for feedback. Spot gaps and uncover opportunities. Take action and drive improvement Market research Research Design Testing & Optimization Sample Management Customer Care Digital experience On-site / In-store B2B account management Pricing & Packaging Product Market Fit Product Testing Product Satisfaction Culture & Development engagement Facilities & IT Onboarding & exit Brand Tracking Awareness & Perception Segmentation Ad Testing XM Program Design / Audit Culture & Compensation executive Reporting Advisory Services Listen & Remember Process & Understand Build a Culture of Action

experience design Design breakthrough products, services, cultures and brands Continuously improve each experience enter experience Improvement qualtricsaaXM Uncover the products, services, and experiences that the market wants next. Decrease churn. Increased Customer Lifetime Value. Reduce cost to serve. Attract and retain talent. Increase engagement. Improved productivity. Acquire new customers. Increase market share. Improve awareness and perception. expert designed programs. White glove implementation and management. THe OPeRATING SYSTeM FOR XM " NOW BIGGeR, FASTeR AND SMARTeR Add to the Qualtrics experience database of 48+ profiles with an additional 2M customer interactions analyzed daily by Clarabridge enrich the XM Directory with NLU (emotional intensity/effort/intent) for every interaction Turbo-charge iQ Capabilities with Clarabridge NLU, conversation analysis, predictive drivers, etc. Accelerate the path to 2B automated experience workflows through NLU alerting, advanced analytics & intelligence scoring A refined, more intelligent workflow engine with increased accuracy, from tactical actions to process improvements

Illustrations The power of conversational analytics Support Clarabridge discovers why your customers are reaching out... Welcome to Claracare. My name is Denise. How may I help you? Denise sent 1:31 pm Hi, I'm super bugged that I've never received my membership card. I have been trying to schedule an dermatology doctortms apt 4ever online, but I can't register without my membership card ID. I tried to use the chat feature with customers svc and spoke to John. He was really helpful, and told me I could access those details on the website or mobile app. I tried creating an online account, but the site is confusing and impossible to navigate. Read 1:24 pm I am so sorry for the inconvenience this may have caused you. I can help you find this information and get your registered. Denise sent 1:31 pm This better not happen again Read 1:24 pm Type message here. Reason for contact: Membership Product Feature: Support chat Intent: Scheduling Intent: Cry for help Product feature: Account creation AND SURFACeS THeIR UNDeRLYING NeeDS

The power of conversational analytics Support Welcome to Claracare. My name is Denise. How may I help you? Andy sent 1:31 pm Hi, I'm super bugged that I've never received my membership card. I have been trying to schedule an dermatology doctortms apt 4ever online, but I can't register without my membership card ID. I tried to use the chat feature with customers svc and spoke to John. He was really helpful, and told me I could access those details on the website or mobile app. I tried creating an online account, but the site is confusing and impossible to navigate. Read 1:24 pm I am so sorry for the inconvenience this may have caused you. I can help you find this information and get your registered. Andy sent 1:31 pm This better not happen again Read 1:24 pm Type message here. CLARABRIDGe DISCOVeRS INTeNT/eMOTION/ eFFORT (LeADING INDICATORS OF LOYALTY AND CHURN) emotion: Frustration effort: Hard Sentiment: Positive Intensity: High emotion: Anger UNCOVeR eXACTLY HOW SATISFIeD THeY ARe WITH INTeNSITY DeTeCTION

Illustration one Personalized experiences that drive loyalty, repeat purchases, and upsell opportunities Support Welcome to Claracare. My name is Denise. How may I help you? Denise sent at 1:31 PM Hey, I'm super annoyed and I need some help. I've been trying to reschedule my flight all morning but the mobile app won't load my itinerary. I've literally tried ten times. I've tried to use the chat feature with customer svc and spoke to John. He was really helpful and told me I could access this on the website. I tried logging in, but the site is confusing and impossible to navigate. This better not happen again! Type message here.. emotion: Frustrated effort: Hard Intensity: Strong Repeat contact Capture signals like intent, emotion, and intensity from a conversational channel. John Applebaum applebaum@krosta.co Churn Score: 3.1 Lifetime Value: $20,100 Segments: High Value, Gold Flyer emotion: Frustrated experiences Membership Activity Jul 21 Jun May Apr March Support Chat Interaction 2 Touchpoints July 27, 2021 Chat duration: 18 minutes Resolution: Closed Intent: Mobile, Scheduling emotion: Frustrated Intensity: Strong effort: Very Hard Onboarding 5 Touchpoints Support Chat enrich individuals experience profiles to drive more intelligent actions. This one is on us! Free cabin upgrade We're sorry you had a bad experience. Please enjoy a domestic cabin upgrade on us 3m ago XM Segment Segment Is High Value Classification Automate workflows to deliver personalized service recovery, dynamic content, or upsell opportunities.

Illustration 2 early warning detection + ongoing optimization using social & product reviews AC Lite 18 $89.00 COLOR QUANTITY Ocean-Midnight 1 Add to Cart Buy it Now Top reviewers from the United States Boulder customer Very lightweight, very hard assembly Reviewed in the United states on March 4th 2021 Verified purchase This thing was such a pain to put together, I'm sure it's a great tent, but it took me an hour to set it up. It would be impossible to do in the dark. Boulder customer Warm weather tent Clarabridge pulls in all product reviews, social mentions, or any other form of product feedback. Slack Send a message to the Product Team Topic: Model Industry Is Pretail-product Product Feature Contains Assembly Intensiity Is Very High Slack Send a message to the Product Team Use benchmarks on customer effort to know if action is required. Product review alert High effort and emotion intensity and assembly detected in website product reviews in the last 10 days. Read reviews effort drivers (ranked) HubSpot campaign Create a HubSpot nurture campaign email with how to video up on UPS delivery. Automatically notify product teams the moment issues are detected and immediately launched mitigation efforts.

Illustration three Winning the war for talent # Returned to Office Slack 2,465 7 Pinned Add a bookmark Jashua McNair 1:23 PM they are working on it (edited) Rose King 1:23 PM I just dontmt think ittms quick enough and now we are supposed to go back to the office. Public transit is a mess. Not safe. One reply Three days ago Destin Poole I feel a real sense of community though when I think about how we have all looked out for each other period I am grateful for the flexibility and the comma what feels like, genuine want to look out for everyone here. Lina Jutila Ugh. Not comfortable getting on a crowded train. View newer replies Larry Lin Yeah it still seems so unknown and unsafe. much happening all over the world and it just seems like we will all go back and then be told to go home again. especially when we are doing so well with how we are working. 29 replies Last replied 7 days ago Jashua McNair I feel the same way about going back. Downtown buses are sketch. Rose King The side entrance is still locked?? No wheelchair access, guys 1 reply 6 days ago Message #Return to Office Chat Clarabridge Conversational analytics uncovers real issues that are concerning to employees. Return to office Safety Top drivers Public transit negative in 37% of mentions Unsafe negative in 21% of mentions Top segments Seattle, New hires Create action plan View nine comments Accessibility Top drivers Wheelchair negative in 53% of mentions Top segments Atlanta Create action plan View 2 comments Received clear summaries of the most pressing concerns that could lead to attrition Action plan In progress: 70% Create Seattle Safety Council Identify group of 15 local Seattle individuals responsible for the safe commute for employees between home and office. Owner: Deanna Mickey Due: June 14, 2021 Topic is Accessibility Sentiment is Negative ServiceNow 8m ago Accessibility Audit Requested Location: Atlanta Keywords: Wheelchair Ticket ID 455 assigned to you Flag critical topics for immediate review. Collaborate and prioritize action with teams.

Illustration 4 Leveraging agent slash customer conversations to identify and fix broken digital experiences Agent Hi Kristen, Thank You for being a Ticket Snap Platinum customer. today How can I help you Unfortunately our ticket purchase doesn't work yet on the phones I can understand how frustrating this is Unfortunately I don't have access to buy tickets on your behalf but I can transfer you to a senior agent who can help you buy your tickets, or I can have them call you back. Customer I cannot buy tickets on the mobile app. The seat selection isn't working That's terrible. I'm on vacation I only have my phone with me. Why can't you help tickets me buy What if the good seats sell out by the time I get to the next agent? This is very frustrating, I have been buying tickets on Ticket Snap for years and this mobile phone app can't show me which seats can I select Clarabridge visualizes emotion, effort and intensity of both the agent and customer across all conversations. Analyze conversations using industry specific topic libraries 150 + LIBRARIeS Friction drivers Mobile: Seat selection Buy on phone Automatically interpret and categorize issues using Clarabridgetms 150+ out of the box models. Type Key Summary Assignee Reporter Priority PRO-5072 Issue: Mobile Seat Selection evan Davis PRO-5078 Issue: Buy on Phone Jira software CUSTOMeR eXPeRIeNCe PRO-5072 Ossie: Mobile Seat Selection Source: Customer support calls (last 7 days) Impact: $200mk/week Description Usability: Customers have had issues selecting seeds and purchasing on the mobile apps. Mobile seat selection is causing increased call volume and is trending 15% more negative in the past seven days. Samples: Call 1, Call 2, Call 3 Continuously prioritize the highest impact work for digital teams.

Transaction overview Strategic rationale Strengthens position as the world's #1 experience management platform enhances understanding of customer experience with the addition of Omni channel conversational analytics Complementary to product road map, go-to-market, customers, and financial profile

Our Mission Reducing the world's tolerance for poor experiences, together. As our technology scales from people and companies to communities and governments, we will begin to close gaps in ways we never dreamed possible. Not only will our technologies help the world's greatest companies close experience gaps, but by understanding human emotions, beliefs, sentiments and values, we will also close some of the world's biggest gaps: political misunderstandings, human rights issues, health care disparities, gender inequality, education, and income. Because many of the world's most pressing problems occur from a lack of understanding, and a lack of action and those are problems we can solve.

Qualtricsm + CLARABRIDGe